                                                                   EXHIBIT 10.23


                                    CONFIDENTIAL TREATMENT REQUESTED = [*]
                                    CERTAIN CONFIDENTIAL INFORMATION CONTAINED
                                    IN THIS DOCUMENT, MARKED BY BRACKETS, IS
                                    FILED WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                               AMENDMENT NO. 1 TO
                         THE LONG TERM SUPPLY AGREEMENT
                         BETWEEN COR THERAPEUTICS, INC.
                                       AND
                                  SOLVAY, S. A.


         THIS AMENDMENT NO. 1 to the Long Term Supply Agreement (the "Amendment") is entered into between COR Therapeutics, Inc. ("COR"), a Delaware corporation, with its principal offices at 256 East Grand Avenue, South San Francisco, California, USA 94080, and Solvay, Societe Anonyme ("Solvay"), a Belgian corporation, with its principal offices at 33, rue du Prince Albert, 1050 Bruxelles, Belgium, each on behalf of itself and its Affiliates. This Amendment shall be effective on April 1, 1997 (the "Amendment Effective Date").

                                    RECITALS

         WHEREAS, COR and Solvay entered into a License and Supply Agreement dated 27 July 1994 (the "License and Supply Agreement") and a Long Term Supply Agreement dated 28 September 1995 (the "Long Term Supply Agreement"), to provide for the manufacture of a bulk peptide product and for the supply of that product to COR for commercial and clinical use; and

         WHEREAS, the Long Term Supply Agreement provided, in Article 2.3, for the establishment by Solvay of [*] New Production Suites before the beginning of [*] and it is Solvay's present intention to increase its capacity through a Facility Expansion according to the Expansion Plan; and

         WHEREAS, under this Amendment, the parties confirm their approval and support of the Expansion Plan according to the terms herein.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, COR and Solvay hereby amend the Long Term Supply Agreement as follows.

         In this Amendment, capitalized terms shall have the meanings provided herein or otherwise provided by the License and Supply Agreement or the Long Term Supply Agreement. Headings are for the convenience of the Parties only, and shall not be of any force or substance.



                                       1.

                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

1.       Article 1.3a shall be inserted after Article 1.3 as follows:

         1.3a     "DILIGENT EFFORTS" means the carrying out of activities in a sustained manner consistent with the efforts a Party devotes to a product of similar market potential, profit potential or other value resulting from its own research efforts, based on conditions then prevailing. Diligent Efforts requires that (i) the Party promptly assign responsibility for such activities to specific employee(s) who are held accountable for progress and monitor such progress on an ongoing basis, (ii) the Party set and consistently seek to achieve specific and meaningful objectives for carrying out such obligations, and (iii) the Party consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives.

2.       Article 1.3b shall be inserted after Article 1.3a as follows:

         1.3b     "EXPANSION PLAN" shall refer to the plan and timeline for the design, construction and validation of new Production Capacity, current as of the Amendment Effective Date, provided to COR as the "Peptisyntha Facility Expansion Summary Description Prepared for the [*] Meeting" dated [*] together with the Amendment to that document attached hereto as Appendix H. The Expansion Plan shall include the ordering, installation and validation of [*] identified in that plan and specified in the Equipment List attached as Appendix E.

3.       Article 1.3c shall be inserted after Article 1.3b as follows:

         1.3c     "1997 FACILITY EXPANSION" shall refer to Solvay's new
Production Capacity established according to the Expansion Plan.

         4.       Article 1.4 shall be deleted and replaced with the following:

         1.4 "INTEGRILIN" shall refer to a specific peptide designated by COR and known as INTEGRILIN(TM), which same peptide was known previously as "Integrelin", the chemical structure of which is known to Solvay because of the prior business relationship between COR and Solvay. Any references herein to Integrelin shall be deemed to refer to Integrilin.





                                       2.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

5.       Article 1.11 shall be inserted after Article 1.10 as follows:

         1.11 "STEP ONE INTERMEDIATES" shall refer to those Bulk Product Intermediates which exist upon completion of the manufacture of Bulk Product through [*] as described in Appendix A, namely Bulk Product Intermediates [*].

6. Article 2.3 shall be deleted in its entirety and shall be replaced with the following:

         2.3 TIMING OF NEW PRODUCTION SUITE COMMITMENTS. On [*] and on [*] during the term of this Agreement, COR may request that Solvay establish additional New Production Suites capable of complete production of Bulk Product therein [*] following the request. Within [*] from each [*] when such request has been made, Solvay shall notify COR whether or not it will establish part or all of the requested New Production Suites.

7.       Article 2.3a shall be inserted following Article 2.3 as follows:

         2.3a     1997 FACILITY EXPANSION. Solvay shall proceed with Diligent
Efforts to complete its planned 1997 Facility Expansion according to the Expansion Plan and the timelines set forth therein. Solvay's progress on the 1997 Facility Expansion shall be monitored by [*] a [*] company having an address at [*] in accordance with the provisions of the Confidentiality Agreement between COR, Solvay and [*] has been retained by COR which shall be solely responsible for compensation of [*] under this contract. [*] shall monitor the 1997 Facility Expansion (including the design, construction and validation plans) and report to COR and Solvay on an ongoing basis until the 1997 Facility Expansion is completed [*]. In the event [*] is not able or willing to perform the tasks identified in this Article, COR shall have the right to appoint another comparable firm to perform these tasks.

8.       Article 2.3b shall be inserted following Article 2.3a as follows:

         2.3b     APPLICATION OF FEES PAID FOR NEW PRODUCTION SUITES. The
Parties acknowledge the payment by COR to Solvay of [*] in [*] for the facilitation of New Production Suites according to Article 2.4(a), and also [*] in [*] for the 1997 Facility Expansion according to Article 2.3c(a). Upon execution of this Amendment, Solvay may apply this money to its 1997 Facility Expansion activities. The parties further acknowledge the accrued interest on this payment, in the agreed amount of [*]. For their mutual convenience, the parties hereby confirm



                                       3.

                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
that the credits available to COR according to Article 2.5 by reason of payments made through the Amendment Effective Date consist of [*].

9.       Article 2.3c shall be inserted following Article 2.3b as follows:

         2.3c     FEE FOR FACILITATION OF 1997 FACILITY EXPANSION. In addition to the payment referred to in Article 2.3b above, COR will facilitate the 1997 Facility Expansion with [*] additional milestone payments:

         (a) [*] which was paid to Solvay in [*] upon receipt of notification by Solvay of:

                  (i) delivery of all major equipment (list attached as Appendix E to this Amendment), and

                  (ii) certification by Solvay of completion of the new construction according to the Expansion Plan, including [*]. If there is a good faith dispute between the Parties about the milestone being met, then the issues will be put before an independent auditor agreeable to both COR and Solvay, and the milestone payment will not be made unless the auditor finds that it is due; and

         (b) [*] to be paid for [*] according to the activities lists and Plan provided to COR by [*] as the "Solvay Commissioning and Validation Schedule Overall Project" dated [*] (Appendix I) as well as the Master Validation Plan already agreed to by COR and Solvay [*] within [*] of Solvay's certification of completion of [*] and [*] within [*] of Solvay's certification of completion of all [*]. In the event COR does not agree with Solvay's certification of [*] and provided that COR so notifies Solvay within [*] of COR's receipt of Solvay's certification, COR shall pay the appropriate portion of this milestone payment subject to return of such payment on demand forthwith in the event that an independent auditor, agreeable to both COR and Solvay, finds that [*] was not appropriately [*]. In the event COR's 1997 Purchase Order is [*] as a result of the rescheduling procedure provided in Article 4.6 such that [*] of the 1997 Facility Expansion [*] using material manufactured under CORs 1997 Purchase Order [*] then the payment provided in this Paragraph (b) of Article 2.3c shall be made upon Solvay's certification of completion of all [*] subject to audit as above.



                                       4.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

10. Article 2.5 shall be deleted in its entirety and shall be replaced with the following:

         2.5 CREDIT FOR FEE PAYMENT. The fee payments made to Solvay pursuant to Article 2.4 coincident with the establishment of New Production Suites, if any, and pursuant to Article 2.3b and Paragraph (b) of Article 2.3c coincident with the 1997 Facility Expansion, shall be credited against future installment payments made pursuant to Article 8.3(c) for Bulk Product in an amount equal to (i) [*] of the total purchase price of quantities of Bulk Product produced in the New Production Suite or 1997 Facility Expansion up to the first [*] per calendar year, and (ii) [*] of the total purchase price of quantities of Bulk Product produced in the New Production Suite or 1997 Facility Expansion over [*] per calendar year, until this Agreement is terminated. The fee payments made to Solvay pursuant to Article 2.4 coincident with the establishment of a New Production Suite, and pursuant to Articles 2.3b and 2.3c coincident with the 1997 Facility Expansion, shall not be refundable to COR except in the event of a material breach by Solvay of its obligations under this Agreement to establish that particular New Production Suite or 1997 Facility Expansion.

11. Article 2.6 shall be deleted in its entirety and shall be replaced with the following:

         2.6 RESERVATION OF PRODUCTION CAPACITY. Solvay shall reserve a Production Capacity of [*] for 1997, in addition to the capacity required to manufacture the quantity of Bulk Product already ordered for [*]. For 1998, Solvay shall reserve a Production Capacity of [*] per year. For 1999 and subsequent years, Solvay shall reserve a Production Capacity equal to [*](a) the quantity of Bulk Product ordered for manufacture [*] Production Capacity of the 1997 Facility Expansion [*], or (b)[*] Production Capacity of the 1997 Facility Expansion [*]. In the event that the reserved Production Capacity for 1999 or subsequent years is [*] Solvay may utilize the unreserved capacity for manufacturing activities unrelated to this Agreement, so long as such activities do not adversely effect the ability of Solvay to produce Bulk Product in the amounts ordered by COR or the regulatory status of Integrilin(TM).

12.      Article 3.4 shall be inserted following article 3.3 as follows:

         3.4 PRODUCTION AND COMPLIANCE TEAM. The Parties acknowledge that they have previously established and hereby agree to maintain a Production and Compliance Team (PCT), composed of members appointed by COR and appointed by Solvay. The role of the PCT will be to review Solvay and its subcontractors' planned and actual manufacturing of Bulk Product



                                       5.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

Intermediates and Bulk Product, including, [*]. The PCT shall not have the authority to amend this or any other Agreements between COR and Solvay.

13.      Section 3.5 shall be inserted after Section 3.4 as follows:

         3.5 PERSONNE DE CONFIANCE. Solvay agrees that COR may designate a "Personne de confiance", who will be a COR employee or COR consultant. He or she shall have the mission to improve communications between SOLVAY and COR and to identify issues and facilitate their prompt resolution. Such mission shall consist of the following activities:

     [*]

Any additional activity is subject to Solvay's approval.

Under appropriate confidentiality arrangements with Solvay, the Personne de confiance will have access to the same information that could be communicated to any other COR personnel, except technology transfer agents (also referred to by the parties as TTAs). However, the Personne de confiance shall not have the power to make contractual commitments on behalf of COR, amend this Amendment or any other agreements between COR and Solvay or enter into any other agreements on behalf of COR without specific written authorization from COR. COR may change its designated Personne de confiance as necessary, provided he or she signs a confidentiality agreement in substantially similar form to that signed by [*] (a copy of which is attached hereto as Appendix F).

14.      Article 5.1a shall be inserted following Article 5.1 as follows:

         5.1a     AVAILABILITY OF PRODUCTION OF BULK PRODUCT INTERMEDIATES [*]
On an ongoing basis for each year during the term of this Long Term Supply Agreement, Solvay guarantees the availability of the [*] for the production of sufficient Bulk Product Intermediate [*] to satisfy all of Solvay's Bulk Product production commitments, up to a level of each which is equivalent to that quantity required to manufacture [*] of Bulk Product until the time when Solvay has qualified (through [*]) and guarantees the availability of [*] having at least the same capacity.

15.      Article 5.1b shall be inserted following Article 5.1 as follows:

         5.1b     AVAILABILITY OF PRODUCTION OF BULK PRODUCT INTERMEDIATE [*] On
an ongoing basis for each year during the term of this Long Term Supply Agreement, Solvay guarantees the production of Bulk Product Intermediate [*] up to a level equivalent to that quantity which is



                                       6.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
required to manufacture [*] of Bulk Product until the time when Solvay has qualified (through [*]) and guarantees the availability of [*] having at least the same capacity. In the event of a sale, merger or transfer of substantially all of the stock or assets of the [*] Long Term Supply Agreement.

16.      Article 5.1c shall be inserted following Article 5.1 as follows:

         5.1c     Solvay commits to the establishment of [*] agreements with [*]
for the manufacture of sufficient quantities of the Bulk Product [*] to satisfy [*] of Solvay's production commitments up to a maximum of [*] of Bulk Product per year. Such agreements shall be entered into by the [*] the first product regulatory approval from the U.S. Food and Drug Administration ("U.S. FDA") or the European Agency for the Evaluation of Medicinal Products ("EMEA"). COR will be given copies of all such supply agreements promptly [*].

17. Article 5.2 shall be deleted in its entirety and shall be replaced with the following:

         5.2 INVENTORY OF BULK PRODUCT INTERMEDIATES. During the term of this Agreement, Solvay will maintain in inventory Bulk Product Intermediates manufactured up through certain manufacturing steps, as defined in Appendix A, pursuant to Articles 4.6, 4.7 or 4.8. To the extent possible, such inventory shall be rotated [*] with Bulk Product Intermediates subsequently manufactured and scheduled for production through to final Bulk Product. Solvay shall retain samples of lots of each Bulk Product Intermediate to be used in the manufacture of Bulk Product until such Bulk Product has been manufactured, shipped to and accepted by COR. COR will be informed by Solvay at least [*] on the level of inventories of all Bulk Product Intermediates and on the scheduled production of Bulk Product Intermediates.

18.      Article 5.2a shall be inserted following Article 5.2 as follows:

         5.2a     INVENTORY OF BULK PRODUCT INTERMEDIATES [*] In addition to the provisions of Article 5.2, commencing [*] the first regulatory approval from the U.S. FDA or the EMEA, for that calendar year and each subsequent year, Solvay shall have and maintain at all times an inventory of Bulk Product [*] at a level that is at least [*] greater than that required to satisfy the Purchase Orders in effect for that calendar year. If COR requests that Solvay maintain an inventory of Bulk Product Intermediates at a higher level, then Solvay shall produce the higher quantities of inventories, [*](i)[*] a Purchase Order that would utilize these higher quantities of


                                       7.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
inventories, (ii) they may be purchased by COR for use by another authorized manufacturer, and will be purchased for this purpose [*] according to Article 5.2b below, or (iii) COR may purchase them from Solvay [*].

19.      Article 5.2b shall be inserted following Article 5.2a as follows:

         5.2b     SUPPLY OF [*] TO OTHER MANUFACTURERS. Solvay agrees to supply the Secondary Source [*] with the [*] according to the terms described in Appendix G provided reasonable delivery schedules can be agreed. If COR wants to deliver to the Secondary Source [*] higher quantities of inventories ordered under Article 5.2a above, they will be provided by Solvay [*] in amounts of each intermediate sufficient to produce designated quantities of Bulk Product.

20.      Article 5.2c shall be inserted following Article 5.2b as follows:

         5.2c     ADDITIONAL BULK PRODUCT INTERMEDIATE SUPPLIERS. In the event
COR orders [*] of Bulk Product in a particular year, then Solvay shall promptly qualify an additional supplier [*] for each subcontracted Bulk Product Intermediate. This additional supplier may be either a third party or a Solvay facility (including the 1997 Facility Expansion).

21. Article 5.3 shall be deleted in its entirety and shall be replaced with the following:

         5.3 BULK PRODUCT INVENTORY. During the term of this Agreement, Solvay shall notify COR of the completion of the manufacture of each lot of final, [*] Bulk Product and shall ship such lot promptly to COR or COR's designee according to the Shipping Procedures described in Article 7.2. COR may however request that such shipment be postponed for a period not to exceed [*]. In such event, Solvay shall put such lot into inventory at a facility [*] until it is shipped.

22. Article 5.5 shall be deleted in its entirety and shall be replaced with the following:

         5.5 OWNERSHIP OF [*] Upon payment by COR for completion of the Manufacture of [*] pursuant to Article 8.3, COR shall own such [*] and shall be entitled to take possession of such paid-for [*] in the event of material breach of this Agreement by Solvay, or in the event that Solvay indicates that it will not be able to deliver Bulk Product within [*] after an agreed shipping date, and such possession shall be COR's only remedy with respect to these materials in such events.



                                       8.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

23. Article 7.2 shall be deleted in its entirety and shall be replaced with the following:

         7.2 PRODUCT SHIPPING PROCEDURES. Solvay shall ship to a destination specified by COR all Bulk Product requested to be delivered, by the delivery dates provided in an accepted shipping request. Bulk Product will be labeled and packaged according to the Specification. Notwithstanding contrary provisions in the Specification, however, Bulk Product shall be packaged in a shipping container approved by COR and supplied by Solvay. Solvay shall invoice such shipping containers to COR at Solvay's direct cost. In the event that COR specifies that the Bulk Product be shipped to a location other than COR's principal offices (e.g., to a different location [*], or in the event that COR's shipping request requires that the Bulk Product be placed into inventory for a period longer than [*] and upon COR's request, Solvay shall ship a quality control sample to COR's principal offices (or such other place as COR may designate) in advance of or not later than concurrently with the shipment of the Bulk Product. Except as provided herein with respect to non-conforming product, title and risk of loss as to all Bulk Product shipped shall pass to [*]. In the event that, upon COR's request pursuant to Article 5.3, shipment of a lot of Bulk Product is not made promptly after the completion of manufacture of such lot and therefore such lot is placed into inventory, title shall pass to [*]. Solvay shall provide a packing list and a certificate of analysis to COR for every shipment.

24. Article 7.3 shall be deleted in its entirety and shall be replaced with the following:

         7.3 NON-CONFORMING PRODUCT. Bulk Product supplied hereunder shall be produced by Solvay in accordance with applicable laws and regulations, including current Good Manufacturing Practices as set forth in the United States Code of Federal Regulations, in conformance with the Specification. COR may reject any shipment of Bulk Product which (a) does not conform with the Specification or (b) is adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act, equivalent European Union regulatory agency requirements, or other applicable laws or governmental regulations. Any notice of rejection of non-conforming product or notice that the product is adulterated or misbranded must be submitted to Solvay within [*] after shipment, accompanied by a report of analysis (including a product sample from the lot analyzed) prepared according to the Specification. If no such notice of rejection of non-conforming product is submitted, COR shall be deemed to have accepted such delivery of the product. Product may be rejected as



                                       9.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
nonconforming based on analysis of a product sample shipped in advance of or concurrently with the full lot.

25. Article 8.3 shall be deleted in its entirety and shall be replaced with the following:

         8.3 INVOICING AND PAYMENT. Payment for Bulk Product shall be made in the following increments:

         (a) Before the [*] for Purchase Orders placed during that year, [*] of the Bulk Product price specified in Appendix C [*] in the applicable Purchase Order;

         (b) Within [*] of receipt of Solvay's written certification of the completion of the manufacture of Bulk Product through [*] as described in Appendix A, [*] of the Bulk Product price specified in Appendix C [*] stated in the applicable Purchase Order; and

         (c) Within [*] of receipt of Solvay's written certification of the completion of the manufacture and delivery to Solvay's inventory of a lot of Bulk Product (if upon COR's request pursuant to Article 5.3 shipment is not made promptly after completion of the manufacture), or within [*] of receipt of Solvay's written certification of the completion of the manufacture and shipment of a lot of Bulk Product to COR or COR's designee, [*] of the Bulk Product price specified in Appendix C [*] in that lot.

26. Except as otherwise amended herein, the Long Term Supply Agreement shall remain in full force and effect.



                                      10.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment.

COR THERAPEUTICS, INC.                      SOLVAY, S.A.



By:                                         By:
   --------------------------------            --------------------------------
                                               General Manager Research
                                               and Development
Title:
      -----------------------------

Appendix E:       List of Major Equipment
Appendix F:       Personne de Confiance Confidentiality Agreement
Appendix G:       Sample Purchase Order [*]
Appendix H:       Amendment to Facility Expansion Summary Document
Appendix I        [*] Report






                                      11.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                    CERTAIN CONFIDENTIAL INFORMATION CONTAINED
                                    IN THIS DOCUMENT, MARKED BY BRACKETS, IS
                                    FILED WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             LIST OF MAJOR EQUIPMENT

                                   APPENDIX E


NO.                                           ITEM

                                               [*]





                                       1.

                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                            CONFIDENTIALITY AGREEMENT

         THIS AGREEMENT is entered into effective as of October 10, 1996 among:

         SOLVAY, Societe Anonyme ("SOLVAY"), a Belgian corporation, with its principal offices at 33, rue du Prince Albert, 1050 Brussels, Belgium, on behalf of itself and its Affiliates; and

         COR THERAPEUTICS, INC. ("COR"), a Delaware corporation, with its principal offices at 256 East Grand Avenue, South San Francisco, California 94080, USA, on behalf of itself and its Affiliates; and

         [*] a designee of COR with an address at [*].

         WITNESSETH:

         WHEREAS, COR owns certain patent rights, trademarks and know-how relating to a product called INTEGRILIN(TM).

         WHEREAS, SOLVAY has developed a unique and valuable patented and proprietary process useful for the manufacture of peptides, and is practising the said process for the manufacture of bulk peptide products containing INTEGRILIN sold to COR, pursuant to several Agreements entered into between SOLVAY and COR.

         WHEREAS, SOLVAY has agreed to disclose confidential information to the RECIPIENT who has been duly appointed as "Homme de Confiance" by COR with responsibility for coordination of certain communications between COR and PEPTISYNTHA, an Affiliate of SOLVAY, such mission being described in the APPENDIX hereof and being subject to updating from time to time by SOLVAY and COR.



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


NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

1.0.     CERTAIN DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the following meanings:

1.1 "AFFILIATES" shall mean any entity or person which controls, is controlled by or is under common control with either Party. For purposes of this section 1.1., "control" shall mean:

         (a) in the case of corporate entities, the direct or indirect ownership of at least one-half of the stock or participating shares entitled to vote for the election of directors, and

         (b) in the case of a partnership, the power to direct the management and policies of such partnership.

         Without limitation on the foregoing and for purposed of this Agreement, PEPTISYNTHA & Cie, Societe en Nom Collectif ("PEPTISYNTHA"), which is a fully owned subsidiary of SOLVAY and an entity existing under the laws of Belgium and having its principal offices at 310, rue de Ransbeek, 1120 Brussels, Belgium, is deemed an Affiliate of SOLVAY.

1.2 "AGREEMENT PURPOSE" shall mean the fulfilment by RECIPIENT of the mission of "Homme de Confiance" he has been entrusted with and which is described in the APPENDIX hereof.

1.3 "SOLVAY CONFIDENTIAL INFORMATION" shall mean any or all information disclosed by SOLVAY to RECIPIENT in order to enable him to fulfil the Agreement Purpose as well as any and all information that RECIPIENT may learn or have access to, due to his presence in SOLVAY's or PEPTISYNTHA's facilities, relating to SOLVAY's or PEPTISYNTHA's business or technology.

1.4      "EFFECTIVE DATE" shall mean October 10, 1996.

1.5 "INTEGRILIN" shall mean a specific peptide designated by COR and known as INTEGRILIN(TM), the chemical structure of which is known to RECIPIENT pursuant to the terms of separate agreements entered into with COR.

1.6      "PARTY" shall mean SOLVAY, COR or RECIPIENT.

2.0.     DISCLOSURE OF SOLVAY CONFIDENTIAL INFORMATION

2.1 SOLVAY shall disclose to RECIPIENT SOLVAY Confidential Information sufficient to enable RECIPIENT to fulfil the Agreement Purpose.



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


2.2 SOLVAY Confidential Information disclosed under paragraph 2.1 hereabove may be disclosed in tangible form, such as in writing and marked "Confidential", or provided orally.

3.0.     CONFIDENTIALITY AND EXCEPTIONS

3.1 RECIPIENT hereby agrees, regarding SOLVAY Confidential Information disclosed to him by SOLVAY under the terms of Article 2 hereof, that he shall

         (a)      make no use of said information, except for the Agreement
                  Purpose;

         (b) not disclose said information to any party or person, except to COR's employees duly appointed to receive it;

         (c) not disclose to any party or person either the existence of this Agreement or its underlying discussions except for the Agreement Purpose;

         (d) take the same steps to protect said information as he takes to protect the proprietary and confidential information of COR.

3.2 RECIPIENT hereby agrees, regarding SOLVAY Confidential Information he may learn or have access to due to his presence in SOLVAY's PEPTISYNTHA's facilities and which is not comprised in the Confidential Information referred to in Article 2 hereof, that he shall:

         (a)      make no use of said information, except for the Agreement
                  Purpose;

         (b)      not disclose said information to any party or person;

         (c) not disclose to any party or person either the existence of this Agreement or its underlying discussions except for the Agreement Purpose;

         (d) take the same steps to protect said information as he takes to protect the proprietary and confidential information of COR.

3.3 The obligations under paragraph 3.1 and 3.2 hereabove shall not, however, apply to any SOLVAY Confidential Information which:

         (a) RECIPIENT can prove is at the time of disclosure or thereafter becomes public knowledge through no fault or negligence of RECIPIENT, OR

         (b) RECIPIENT can prove was known to him, prior to the receipt of such Confidential Information from SOLVAY, or

         (c) is lawfully obtained by RECIPIENT from any party not bound by a secrecy obligation towards SOLVAY relating to the Confidential Information.



                                       3.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

For the purposes of this paragraph 3.3, information shall not be deemed to be public knowledge or known on the ground only that:

(i) the general principle is public knowledge or known to RECIPIENT if the particular practice is not itself public knowledge or so known, or

(ii) it constitutes a combination of or is drawn from information which is public knowledge or known to RECIPIENT unless the combination itself and its principle and mode of operation is also public knowledge or known to the RECIPEINT.

4.0.     DOCUMENTS DELIVERY OR DESTRUCTION

Upon the written request of SOLVAY, RECIPIENT undertakes to promptly deliver it, or destroy if so instructed by it, all documents furnished by SOLVAY to RECIPIENT and constituting Confidential Information, as well as all copies thereof which might be in his possession.

5.0.     NO IMPLIED LICENSE

Nothing in this Agreement shall be construed as to grant RECIPIENT any title or right or license to own or use at any time the SOLVAY Confidential Information, except as expressly set forth herein.

6.0.     COR'S RESPONSIBILITY

COR shall guarantee the performance of this Agreement by RECIPIENT.

7.0.     TERM

This Agreement shall become effective on the Effective Date and shall remain in effect until terminated by any Party. The provisions of Article 3 shall however survive until the [*].

8.0.     GENERAL PROVISIONS

8.1      Notices

         All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or by given facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, properly addressed to the address of the Party to be notified as shown below:

         If to SOLVAY:

                  SOLVAY S.A.
                  DCR-LC
                  310, rue de Ransbeek
                  B - 1120 Brussels, Belgium
                  Attention : General Manager Research and Development




                                       4.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
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         If to COR:

                  President, COR Therapeutics, Inc.
                  256 East Grant Avenue
                  South San Francisco, California  94080, USA

         If to RECIPIENT:

                           [*]

         or to such other address as to which any Party may notify the others. Any notice sent by facsimile transmission or telex shall be followed within twenty-four (24) hours by a signed notice sent by first class mail, postage prepaid.

8.2      Assignment and Delegation

         RECIPIENT may not assign his rights and/or delegate his obligations under this Agreement to any third party without the prior consent of SOLVAY and COR.

8.3      Amendment

         No amendment or modification of the terms of this Agreement shall be binding on any Party unless reduced to writing and signed by the respective authorised officers of SOLVAY and COR and by RECIPIENT.

8.4      Publicity

         The Parties agree that, except as may otherwise be required by applicable laws, regulations, rules or orders, no information concerning this Agreement and the transactions contemplated herein shall be made public by any Party without the prior written consent of the others.

8.5      Waiver

         Failure of any Party to insist upon strict observance of or compliance with any of the terms of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance or compliance with the other terms hereof, at that point in time or in the future.

8.6      Counterparts

         This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

8.7      Governing Law

         This Agreement shall be governed by the laws of England. SOLVAY, COR and RECIPIENT consent to the exclusive jurisdiction and venue of the Courts of England.



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                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
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         IN WITNESS THEREOF, the parties hereto have executed this Agreement, in three original copies.

SOLVAY S.A.                                 COR THERAPEUTICS, INC.


By:                                         By:
   --------------------------------            --------------------------------


Title:                                      Title:
      -----------------------------               -----------------------------


                                    RECIPIENT

                                       [*]

APPENDIX: Mission of the "Homme de Confiance"

                                APPENDIX F (PG 7)





                                       6.


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                                APPENDIX F (PG 8)

                       MISSION OF THE "HOMME DE CONFIANCE"

The mission of the "Homme de Confiance" aims at improving communications between SOLVAY and COR and at facilitating prompt resolution of issues between them.

The mission will include the following activities:

[*]

Any additional activity, within the scope of COR's letter dated October 6, 1996 attached, is subject to SOLVAY's approval.





                                       7.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]
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                                CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN
                                THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


October 6, 1996

Mr. Alfred Hoffait
General Manager, Research & Development
Solvay, S.A.
Rue de Ransbeek 310
B-1120 Brussels, Belgium

Dear Alfred:

This letter serves to clarify any issues regarding [*] level of confidentiality and access to information from COR's perspective. As "homme de confiance", COR views [*] as a COR representative in frequent attendance at Solvay, and as such, we would like him to have access to the same information that could be communicated to any other COR personnel.

[*] has entered into a confidentiality arrangement with COR, and therefore this letter specifically authorizes you to show [*] confidential COR information that may be in your files, and to discuss with him any issues regarding the relationship between COR and Solvay.

It is our hope that involving [*] in COR/Solvay issues on a regular basis will improve communications between our companies and facilitate prompt resolution of issues. However, you understand that [*] is not COR's general agent and he does not have the power to commit COR or enter into agreements on behalf of COR without specific instructions from COR.

We appreciate your willingness to include [*] as a representative of COR.

Regards,



Mark D. Perrin
Executive Vice President, Commercial Operations



                                       1.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

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                                CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN
                                THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                APPENDIX G (P 1)

[*]

* The unit price for such a complete set of all [*] shall be computed by [*].





                                       1.


                                          CONFIDENTIAL TREATMENT REQUESTED = [*]

                                CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                APPENDIX H (PG 1)

                         PEPTISYNTHA FACILITY EXPANSION

              SUMMARY DESCRIPTION PREPARED FOR THE 10 OCTOBER 1996
                                   PCT MEETING

The purpose of this document is to provide an overview of the proposed PEPTISYNTHA expansion project as it is currently defined and to highlight any proposed process changes which may be introduced concurrent with the expansion. The tentative timeline for execution of the project is also provided. As we are still in the early stages of the project, certain aspects are not yet fully defined and are still under evaluation. It is envisioned that as the project progresses, updates will be provided to COR Therapeutics at each PCT meeting.

1.       PROJECT ORGANIZATION

         [*]

2.       PROJECT OBJECTIVE

         [*]



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                                APPENDIX H (PG 2)


         [*] The building design and equipment will be thoroughly reviewed to facilitate possible future expansions in a later stage to accommodate [*].

         [*]

         [*]





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                                APPENDIX H (PG 3)

[*]





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                                APPENDIX H (PG 4)

[*]

3.       PROJECT DESCRIPTION

[*]






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                                APPENDIX H (PG 5)

[*]

4.       EQUIPMENT

[*]





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                                APPENDIX H (PG 6)

[*]

6.       GMP ISSUES

[*]





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                                APPENDIX H (PG 7)

[*]

7.       PROJECT TIMELINES

The project timeline is provided in annex to this summary document.

8.       ATTACHMENTS

8.1.     PROCESS FLOW DIAGRAMS

8.2.     [*] CHART SHOWING ORGANIZATION OF PRODUCTION CAMPAIGNS

8.3.     EQUIPMENT LIST

8.4.     PROPOSED LAYOUT

8.5.     TIMELINE





                                       7.


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                                APPENDIX H (PG 8)

8.1      PROCESS FLOW DIAGRAMS





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                                APPENDIX H (PG 9)

[*]





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                               APPENDIX H (PG 10)

[*]





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                               APPENDIX H (PG 11)



[*]




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                               APPENDIX H (PG 12)

[*]






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                               APPENDIX H (PG 13)

[*]






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                               APPENDIX H (PG 14)

[*]





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                               APPENDIX H (PG 15)

8.2               [*] CHART - PRODUCTION CAMPAIGNS





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                               APPENDIX H (PG 16)

[*]




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                               APPENDIX H (PG 17)



8.3      EQUIPMENT LIST



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                               APPENDIX H (PG 18)

                           EQUIPMENT NUMBERING SYSTEM

[*]




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                               APPENDIX H (PG 19)

                                 EQUIPMENT LIST

[*]



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                               APPENDIX H (PG 20)

                           EQUIPMENT LIST (CONTINUED)

[*]





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                               APPENDIX H (PG 21)

                           EQUIPMENT LIST (CONTINUED)


[*]



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                               APPENDIX H (PG 22)

8.4      PROPOSED LAYOUT




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                               APPENDIX H (PG 23)

[*]



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                               APPENDIX H (PG 24)

8.5      TIMELINE





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                               APPENDIX H (PG 25)

[*]



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                               APPENDIX H (PG 26)

Amendment to the PEPTISYNTHA FACILITY EXPANSION document

[*]




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                               APPENDIX H (PG 27)

[*]




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                               APPENDIX H (PG 28)

[*]





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                               APPENDIX H (PG 29)

                     COMMISSIONING AND VALIDATION TIMETABLE

[*]





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                                APPENDIX I (PG 1)

[*]





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                                APPENDIX I (PG 2)

[*]



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                                APPENDIX I (PG 3)

[*]





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                                APPENDIX I (PG 4)

[*]





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                                APPENDIX I (PG 5)

[*]





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                                APPENDIX I (PG 6)

[*]





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                                APPENDIX I (PG 7)

[*]





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                                APPENDIX I (PG 8)

[*]





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                                APPENDIX I (PG 9)

[*]








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